Exhibit 99.1

December 9 , 2020 PLURISTEM CONFERENCE CALL Inspired by Life

2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U . S . Federal securities laws . For example, we are using forward - looking statements when we discuss that we expect topline clinical results during the calendar year 2021 with respect to our Phase III study in muscle regeneration following hip fracture, our Phase II studies in ARDS associated with COVID - 19 and our Phase I study in incomplete hematopoietic recovery following HCT, our belief that we are well positioned to support the future development of these indications, our belief that our platform and technology will be a meaningful force in regenerative medicine in a variety of therapeutic areas and the expected timing of the first tranche of a loan from the European Investment Bank (EIB) . These forward - looking statements and their implications are based on the current expectations of our management only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . The following factors, among others, could cause actual results to differ materially from those described in the forward - looking statements : changes in technology and market requirements ; we may encounter delays or obstacles in launching and/or successfully completing our clinical trials ; our products may not be approved by regulatory agencies, our technology may not be validated as we progress further and our methods may not be accepted by the scientific community ; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products ; unforeseen scientific difficulties may develop with our process ; our products may wind up being more expensive than we anticipate ; results in the laboratory may not translate to equally good results in real clinical settings ; results of preclinical studies may not correlate with the results of human clinical trials ; our patents may not be sufficient ; our products may harm recipients ; changes in legislation ; inability to timely develop and introduce new technologies, products and applications ; loss of market share and pressure on pricing resulting from competition, which could cause our actual results or performance to differ materially from those contemplated in such forward - looking statements . Except as otherwise required by law, we undertake no obligation to publicly release any revisions to these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . For a more detailed description of the risks and uncertainties affecting us, reference is made to our reports filed from time to time with the Securities and Exchange Commission . Forward Looking Statements 2

3 Critical Limb Ischemia ( CLI) Interim Analysis 3 • The company's Phase III CLI study is unlikely to meet its primary endpoint by the time of the final analysis • CLI study population has experienced a substantial low number of events different from what is known in literature*. The lower than anticipated event rate in the placebo group reduced the statistical power of the study to meet its primary endpoint. • PLX - PAD was well tolerated, and no safety concerns were raised • Currently, the Company continues to be blinded to the CLI study clinical data • Pluristem decided to terminate the CLI study to focus on different therapeutic areas in its pipeline and expects three clinical readouts during calendar year 2021 * Reiniecke at el, 2015

4 Clinical Pipeline *Via FDA Animal Rule PRECLINICAL PHASE I PHASE II PHASE III FUNDING Partner LOCATION INDICATION FOCUS PRODUCT PLX - PAD Muscle Injuries Inflammatory Diseases Muscle Regeneration following Hip Fracture U.S., Europe, Israel ARDS due to COVID - 19 Graft Versus Host Disease U.S., Europe, Israel Israel Hematological Deficiencies Acute Radiation Syndrome* Incomplete Recovery Following Bone Marrow Transplantation U.S. U.S., Israel PLX - R 18

5 ARDS associated with COVID - 19 Phase II HTC Phase I Muscle regeneration following HIP fracture Phase III Clinical readouts expected within the coming calendar year Pluristem ’ s One - Platform Multiple - Applications Strategy

Ongoing Muscle Regeneration Following Hip Fracture - Phase III Study 6 * Kannus P, Parkkari J, Sievänen H, et al. Epidemiology of hip fractures **Simran Mundi, et. al. 2014 ***Jorma Panula, et. al. 2011 • Worldwide, the total number of hip fractures is expected to surpass 6 million by the year 2050 * • Hip fracture often leads to serious long - term complications, including pain, functional decline and disability.** Up to 36 % mortality rate after one year due to immobility associated diseases*** U.S., Europe & Israel (N= 240 ) approximately 70 % of the study ’ s population enrolled Change in Volume Improvement of 300 % P= 0.004 Change in Strength Improvement of 500 % P= 0.0067 Phase I/II Study of PLX - PAD for Muscle Injury Following Total Hip Replacement (N= 20 )

7 One of the most common causes of death from COVID - 19 PLX - PAD cells have immunomodulatory and cytoprotective properties which may play a meaningful role in mitigating the tissue - damaging effects of COVID - 19 on the lungs Mechanism of Action Severe ARDS (Acute Respiratory Distress Syndrome) Associated with COVID - 19 Clinical programs • Phase II and Expanded Access Program in the U.S. • Phase II in Europe and in Israel • Compassionate Use in Israel

of patients were discharged alive from the hospital compared to 3.3% ( 38 out of 1151 patients)* Survival rate 87.5% 75.0 % COVID - 19 Data of patients were off any mechanical ventilation 62.5 % Encouraging results from Compassionate Use Programs in the U.S. & in Israel 28 - day follow - up for the first 8 ventilator - dependent COVID - 19 patients (Reported May 2020 ) * In data published in the NY area during March - April 2020 for patients requiring mechanical ventilation and discharged alive – Richardson S et al. Presenting Characteristics, Comorbidities, and Outcomes Among 5700 Patients Hospitalized with COVID - 19 in the New York City Area. JAMA 2020 . doi: 10.1001 /jama. 2020.6775 ** Barkama et al. 2020 Placenta - Derived Cell Therapy to Treat Patients with Respiratory Failure due to COVID - 19 In press Changes in C - Reactive Protein (CRP) test evaluating liver response to inflammation** Blood CRP decreased dramatically in all patients following PLX - PAD treatments 8

Phase I – Incomplete Hematopoietic Recovery Following Hematopoietic Cell Transplantation (HCT) • Initial results from 19 patients treated with PLX - R 18 demonstrated*: • Significant clinical improvements in Hb, ANC, and PLT among the high - dose cohort • PLX - R 18 was found to be safe and well - tolerated • Topline results from the full Phase I clinical trial expected in Q 1 2021 calendar year (n= 21 ) Hematological Programs (PLX-R18) 9 *Paper: Safety and Demonstrated Efficacy of Placenta - Derived Cell Therapy PLX - R 18 in Subjects with Incomplete Hematopoietic Recovery Following Hematopoietic Cell Transplantation: A Phase I International Multi - Center Study (confex.com)

In - House Commercial - Scale Manufacturing Facility Manufacturing Technology: • Patented technology platform with diverse range of applications • Marketing scale 3 D technology applied in all of our clinical trials • Cost - effective , market - ready industrialized platform • Automated , efficient and validated technology • Scalable and tech - transferable technology for additional capacity • GMP certified • No dependency on third party manufacturing subcontractor Manufacturing Process Approved by: Proven: • Batch - to - batch consistency • Comparability • Off - the - shelf biopharmaceutical: No special preparation required State - of - the - art 3 D bioreactor cell expansion system, designed to mimic the human body 10

Thawing Device Storage Advanced cold chain logistics Quality Control Manufacturing Cell Harnessing Process D ev elopment Clinical D ev elopment Cold Chain GMP Manufacturing 1 placenta can treat ~ 20,000 patients Regulatory Approvals in EU, USA, Israel, South Korea & Japan IM Injection Shipment Controlled automated scalable 3 D manufacturing facility 11 Full Vertical Solution: From Raw Material to the Patient ’ s Bed

12 Financials 12 Cash: ~$ 53 million (as of Sept. 30 , 2020 ) EIB non - dilutive financing agreement: First tranche of € 20 expected during H 1 of 2021 calendar year * Extensive support by non - dilutive grants and government funding Solid financial position to fund the ongoing clinical studies of PLX cells in other lead indications 016 a_ htm# pluristem. _ 20 - 10 ex 2020 k 10 f / 000121390020026105 / 1158780 data/ edgar/ Archives/ gov/ sec. www. https:// *

13 Off - the - shelf placenta - derived cell products • No blood or tissue matching required • Young, highly potent and ethical source Platform technology with advanced clinical pipeline • Development for muscle injuries, inflammatory diseases and hematological deficiencies • Diverse clinical pipeline with 3 clinical readouts expected in the coming year Industrial scale in - house GMP manufacturing facility • High quality cell products at a commercial scale • Manufacturing process approved by key regulators • Advanced cold chain logistical capabilities Global presence ISRAEL _ U.S. _ EU Strong IP portfolio Over 120 granted patents globally

14 Q& A

15 Thank you www.Pluristem.com Investor.relations@Pluristem.com Israel + 972 - 74 - 710 - 8600 U.S. + 1 - 347 - 973 - 2098 Germany + 49 - 30 - 2215 - 0786